Commitments	12 Months Ended
Dec. 31, 2022
Commitments
Commitments

26 Commitments

Commitments are mainly in respect of future leases, present short-term leases, purchase obligations and other service charges (mainly denominated in United States dollar).

As at December 31, 2022, the projected future payments are as follows:

	Related party	Other	Total
	US $ in millions
2023	18.9	617.1	636.0
2024	104.0	1,055.1	1,159.1
2025	51.7	951.6	1,003.3
2026	51.7	843.1	894.8
2027 and thereafter	231.6	4,724.2	4,955.8
	457.9	8,191.1	8,649.0

The above schedule includes the Company’s commitments in respect of the following chartering agreements:

In February 2021, the Company entered into a strategic agreement with Seaspan, for the long-term charter of ten 15,000 TEU liquefied natural gas (LNG) dual-fuel container vessels, intended to be delivered between February 2023 and January 2024 and to be deployed on the Company’s Asia-US East Coast Trade.

In July 2021, the Company entered into an additional strategic agreement with Seaspan, for the long-term charter of fifteen 7,000 TEU liquefied natural gas (LNG) dual-fuel container vessels, intended to be delivered between the fourth quarter of 2023 and throughout 2024 and to be deployed across the Company’s various global-niche trades.

Pursuant to each of the above-mentioned agreements, the Company will charter the vessels for a period of 12 years. The Company expects to incur, in annualized charter hire costs per vessel, approximately US$ 17 million in respect of the abovementioned 15,000 TEU vessels, and approximately US$ 13 million in respect of the abovementioned 7,000 TEU vessels, over the term of the agreements.

See also Note 1(b) regarding additional agreements that the Company entered into during 2022 in respect of chartering vessels and purchasing liquified natural gas (LNG).